Exhibit 99.1

MaxCyte Reports Preliminary Third Quarter 2026 Revenue and Raises Full Year 2026 Revenue Guidance

MaxCyte will host its third quarter 2026 earnings conference call on November 10, 2026

ROCKVILLE, MD, October 14, 2026 — MaxCyte, Inc., (NASDAQ: MXCT), a leading cell-engineering company providing enabling platform technologies to advance the discovery, development and commercialization of next-generation cell therapeutics, today announced preliminary revenue for the third quarter ended September 30, 2026 and raised its 2026 revenue guidance.

Preliminary Third Quarter Revenue

•	Core business revenue of approximately $8.1 million in the third quarter of 2026, an increase of 26% compared to the third quarter of 2025.

•	Strategic Platform License (SPL) Program-related revenue of more than $1.0 million, including milestone revenue of $1.0 million received in the third quarter of 2026. MaxCyte will report royalty revenue with its full financial results on November 10, 2026.

MaxCyte’s third quarter results are preliminary, unaudited and subject to change in connection with the completion of MaxCyte’s quarterly closing process and review procedures.  As a result, these preliminary results may differ from the actual results that will be reflected in MaxCyte’s consolidated financial statements for the quarter ended September 30, 2026.

Full Year 2026 Guidance

MaxCyte raises 2026 revenue guidance for core business revenue and SPL Program-related revenue:

•	Full year revenue expected to be approximately $34 million, compared to prior guidance of $30 million to $32 million, consisting of:

o	Core business revenue of approximately $28 million, compared to prior guidance of $25 million to $27 million.

o	SPL Program-related revenue of approximately $6 million for the year, compared to prior guidance of approximately $5 million; SPL Program-related revenue guidance includes both revenue of approximately $4 million from milestone payments and approximately $2 million from commercial royalties.

“Preliminary third quarter and total second half revenue is ahead of our expectations, and we updated our core business revenue guidance to reflect approximately 15% year-over-year growth in the second half of 2026,” said Maher Masoud, President and CEO of MaxCyte. We entered into 2026 with the goal of getting back to growth in the second half and we are very encouraged by our return to double-digit growth, with meaningful outperformance in the third quarter driven by accelerated instrument purchasing from a large customer, which we originally anticipated to occur in the fourth quarter. In addition, we raised our SPL Program-related revenue guidance after recognizing a milestone from one of our SPL partners, our second milestone achieved in 2026. We are now supporting more late-stage clinical programs under our SPL partnerships than ever before with two pivotal trials that have potential for approval as early as next year. Overall, we remain focused on executing on our strategic priorities, strengthening our position as a leading enabling technology partner in cell and gene therapy, and building a foundation for sustainable long-term growth.”

Third Quarter Webcast and Conference Call Details

MaxCyte will host its third quarter 2026 earnings conference call on November 10, 2026, at 4:30 p.m. Eastern Time. Investors interested in listening to the conference call are required to register online. A live and archived webcast of the event will be available on the “Events” section of the MaxCyte website at https://investors.maxcyte.com/.

About MaxCyte

At MaxCyte®, we are committed to building better cells together. As a leading cell-engineering company, we are driving the discovery, development and commercialization of next-generation cell therapies. Our best-in-class Flow Electroporation® technology and SeQure™ gene editing risk assessment services enable high-performance cell engineering and rigorous evaluation of editing outcomes, supporting confidence in therapeutic development. Supported by expert scientific, technical and regulatory guidance, our platform empowers researchers to engineer diverse cell types and payloads, accelerating the development of safe and effective treatments for human health. For more than 25 years, we've been advancing cell engineering, shaping the future of medicine.

Learn more at maxcyte.com and follow us on LinkedIn and Bluesky.

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements about us and our industry involve substantial known and unknown risks, uncertainties, and assumptions, including those described in Item 1A under the heading "Risk Factors" and elsewhere in our report on Form 10-K, that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations or financial condition, business strategy and plans, customer expectations and objectives of management for future operations, are forward-looking statements. Forward-looking statements include, but are not limited to, statements about possible or future results of operations or financial position. In some cases, you can identify forward-looking statements because they contain words such as "may," "might," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "seek," "predict," "future," "project," "potential," "continue," "contemplate," "target," the negative of these words and similar words or expressions. These statements are inherently uncertain, and investors are cautioned not to unduly rely on these statements. The forward-looking statements contained in this press release, include, without limitation, our full year 2026 revenue, our expectations regarding core business revenue growth in the second half of 2026, statements concerning the following: our expected future growth and success of our business model; the size and growth potential of the markets for our products, and our ability to serve those markets, increase our market share, and achieve and maintain industry leadership; our ability to expand our customer base and enter into additional SPL partnerships; expectations regarding customer-level activities (including the expected advancement of our SPL partners' clinical programs, including Phase 3 trial initiations); the timing and amount of any share repurchases under our share repurchase program; our financial performance and capital requirements; the adequacy of our cash resources and availability of financing on commercially reasonable terms; our expectations regarding general market and economic conditions that may impact investor confidence in the biopharmaceutical industry and affect the amount of capital such investors provide to our current and potential partners; and our use of available capital resources.

These and other risks and uncertainties are described in greater detail in Item 1A , entitled "Risk Factors," in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission, as well as in discussions of potential risks, uncertainties, and other important factors in the other filings that we make with the Securities and Exchange Commission from time to time. These documents are available through the Investor Menu, Financials section, under "SEC Filings" on the Investors page of our website at http://investors.maxcyte.com. Any forward-looking statements in this press release are based on our current beliefs and opinions on the relevant subject based on information available to us as of the date of such press release, and you should not rely on forward-looking statements as predictions of future events. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

MaxCyte Contacts:

Investor Relations

Gilmartin Group

Erik Abdow

ir@maxcyte.com

Media Contact

Oak Street Communications

Kristen White

kristen@oakstreetcommunications.com

415.608.6060